UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange
10% Series A Fixed-Rate Reset Cumulative Redeemable Preferred Stock, par value $0.01 per share	RWT PRA	New York Stock Exchange
9.125% Senior Notes Due 2029	RWTN	New York Stock Exchange
9.0% Senior Notes Due 2029	RWTO	New York Stock Exchange
9.125% Senior Notes Due 2030	RWTP	New York Stock Exchange
9.500% Senior Notes Due 2030	RWTQ	New York Stock Exchange

Item 5.02. (e)	Compensatory Arrangements of Certain Employees

Redwood Trust, Inc. (“the Company”) held its 2026 Annual Meeting of Stockholders on May 19, 2026 (the “Annual Meeting”). During the Annual Meeting, stockholders voted to approve an amendment (the “Amendment”) to the Company’s Second Amended and Restated 2014 Incentive Award Plan (the “Incentive Plan”) to increase the number of shares available for issuance under the Incentive Plan by 8,500,000 shares of common stock. With both stockholder approval of the Amendment and prior approval by the Company’s Board of Directors, the number of shares available for issuance under the Incentive Plan, as amended by the Amendment, will increase by 8,500,000 shares of common stock.

Item 5.07.	Submission of Matters to a Vote of Security Holders

As noted above, the Company held its Annual Meeting on May 19, 2026. There were 124,994,931 shares of Company common stock entitled to vote at the Annual Meeting. There were four items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.           During the Annual Meeting, stockholders voted to elect Greg H. Kubicek, Christopher J. Abate, Doneene K. Damon, Armando Falcon, Douglas B. Hansen, Debora D. Horvath, Dashiell I. Robinson, and Faith A. Schwartz as directors to serve on the Board of Directors until the annual meeting of stockholders in 2027 and until their successors are duly elected and qualify. The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Greg H. Kubicek	78,131,734	3,088,538	153,137	24,490,760
Christopher J. Abate	80,131,852	1,087,586	153,971	24,490,760
Doneene K. Damon	79,896,685	1,299,872	176,852	24,490,760
Armando Falcon	79,876,488	1,341,110	155,811	24,490,760
Douglas B. Hansen	80,073,974	1,142,976	156,459	24,490,760
Debora D. Horvath	78,785,557	2,433,183	154,669	24,490,760
Dashiell I. Robinson	79,497,267	1,713,019	163,123	24,490,760
Faith A. Schwartz	80,349,364	852,352	171,693	24,490,760

Item 2.           During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
102,402,420	3,293,418	168,330	0

Item 3.           During the Annual Meeting, stockholders voted on the non-binding advisory resolution to approve named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

For	Against	Abstentions	Broker Non-Votes
77,832,360	3,149,440	391,608	24,490,760

Item 4.           As noted in Item 5.02(e) above, during the Annual Meeting, stockholders voted to approve an Amendment to the Company’s Incentive Plan to increase the number of shares available for issuance under the Incentive Plan by 8,500,000 shares of common stock. The stockholders’ votes with respect to this Amendment of the Incentive Plan were as follows:

For	Against	Abstentions	Broker Non-Votes
78,222,232	2,587,891	563,285	24,490,760

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1	Redwood Trust, Inc. Amendment to Second Amended and Restated 2014 Incentive Award Plan

104       Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 19, 2026	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
		Name:	Andrew P. Stone
		Title:	Executive Vice President, Chief Legal Officer, and Secretary